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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): November 23, 2004
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                                CBRL GROUP, INC.


          Tennessee                      0-25225                 62-1749513
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

     On November 23, 2004, the shareholders of CBRL Group, Inc. (the "Company") approved an amendment, effective immediately, to the Company's 2002 Incentive Compensation Plan (the "Incentive Plan"). The amendment modifies the Incentive Plan to allow the Company to provide for annual grants to non-employee directors of options to acquire 5,000 shares of the Company's common stock, or awards of up to 2,000 shares of restricted stock or restricted stock units. If the Company grants awards of up to 2,000 shares of restricted stock or restricted stock units, the grant would vest in its entirety three years from the date of the grant.

     Also on November 23, 2004, the Board of Directors (the "Board") of the Company approved a modification to the compensation of the director designated as the "lead independent director". Effective immediately, the lead independent director shall be paid an annual retainer of $42,000 (rather than the standard $30,000 for other non-employee directors), along with any other benefits currently paid to non-employee directors, including meeting fees, the option to participate in the Company's Deferred Compensation Plan and any permissible awards under the Incentive Plan.

     The Board also approved, effective January 1, 2005, modifications to the Company's Deferred Compensation Plan and Non-Qualified Savings Plan. These modifications have been made to comply with the recently enacted American Jobs Creation Act of 2004, which will amend certain provisions of the Internal Revenue Code, effective at the end of this calendar year, regarding taxation of deferral elections. The modifications to the Deferred Compensation Plan and Non-Qualified Savings Plan will allow participants in these plans to make appropriate deferral elections in compliance with the amendments to the Internal Revenue Code.

Item 7.01.  Regulation FD Disclosure.

     On November 24, 2004, the Company issued the press release that is furnished as Exhibit 99 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to its declaration of a cash dividend of twelve cents per share, payable on February 8, 2005 to shareholders of record as of January 14, 2005.

Item 9.01.  Financial Statements and Exhibits.

(a)   Financial Statements. None

(b)   Pro Forma Financial Information. None

(c)   Exhibits.

      99    Press Release issued by CBRL Group, Inc. dated November 24, 2004


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 24, 2004                  CBRL GROUP, INC.


                                           By:  /s/ James F. Blackstock
                                              ----------------------------------
                                           Name:  James F. Blackstock
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary